UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Vireo Growth Inc. (the “Company”) to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2026 (the “Prior Form 8-K”). As previously disclosed in the Prior Form 8-K, on April 1, 2026, the Company completed a merger pursuant to which Simple Merger Sub Inc., a wholly owned subsidiary of the Company, merged with and into Eaze Inc. (“Eaze”), with Eaze surviving as a wholly owned subsidiary of the Company (the “Merger”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Prior Form 8-K to provide the consolidated financial statements as of December 31, 2025 and for the year then ended for Eaze and pro forma financial information related to the Merger required by Items 9.01(a) and 9.01(b) of Form 8-K. The information presented in this Amendment should be read in conjunction with the Prior Form 8-K. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of Eaze and its subsidiaries as of December 31, 2025, and the related notes thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Eaze as of December 31, 2025, and the related notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description
23.1	Consent of Hill, Barth & King LLC
99.1	Audited consolidated financial statements of Eaze, Inc. and its subsidiaries as of December 31, 2025.
99.2	Unaudited pro forma condensed combined financial statements of Vireo Growth Inc. and Eaze Inc. as of December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: June 11, 2026